              As filed with the Securities and Exchange Commission
                                on March 26, 2003
                           Registration No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------
                                    FORM N-14

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                    Pre-Effective Amendment No. ___                      |_|
                    Post-Effective Amendment No. ___                     |_|
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1940          |_|
                           Amendment No. ___                             |_|
                        (Check appropriate box or boxes)
                            ------------------------

                               NATIONS FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)
                             101 South Tryon Street
                               Charlotte, NC 28255
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------

       Registrant's Telephone Number, including Area Code: (800) 321-7854
                                Robert B. Carroll
                         c/o Bank of America Corporation
                            One Bank of America Plaza
                             101 South Tryon Street
                               Charlotte, NC 28255
                     (Name and Address of Agent for Service)

                                 With copies to:
                             Marco E. Adelfio, Esq.
                             Steven G. Cravath, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                                   Suite 5500
                             Washington, D.C. 20006

It is proposed pursuant to Rule 488 under the Securities Act of 1933 that this filing will become effective on April 25, 2003.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant, without par value, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed on June 20, 2002, the notice required by Rule 24f-2 for its fiscal year ended March 31, 2002 (File Nos. 333-89661; 811-9645).

                               NATIONS FUNDS TRUST
                              CROSS-REFERENCE SHEET

PART A

ITEM NO.      ITEM CAPTION                          PROSPECTUS CAPTION
--------      ------------                          ------------------

    1         Beginning of Registration Statement   COVER PAGE OF REGISTRATION
              and Outside Front Cover Page of       STATEMENT; CROSS-REFERENCE
              Prospectus                            SHEET; FRONT COVER PAGE OF
                                                    PROXY STATEMENT/PROSPECTUS

    2         Beginning and Outside Back Cover      TABLE OF CONTENTS
              Page of Prospectus

    3         Fee Table, Synopsis Information,      SUMMARY -- OVERVIEW OF FEES;
              and Risk Factors                      OVERVIEW OF THE
                                                    REORGANIZATION AGREEMENT;
                                                    OVERVIEW OF INVESTMENT
                                                    OBJECTIVES AND PRINCIPAL
                                                    INVESTMENT STRATEGIES;
                                                    OVERVIEW OF SERVICE
                                                    PROVIDERS; OVERVIEW OF
                                                    PURCHASE, REDEMPTION,
                                                    DISTRIBUTION, EXCHANGE
                                                    AND OTHER POLICIES AND
                                                    PROCEDURES; OVERVIEW OF
                                                    U.S. FEDERAL INCOME TAX
                                                    CONSEQUENCES; PRINCIPAL
                                                    RISK FACTORS.

    4         Information About the                 THE REORGANIZATION --
              Transaction                           DESCRIPTION OF THE
                                                    REORGANIZATION AGREEMENT;
                                                    BENEFITS OF, AND REASONS
                                                    FOR, THE REORGANIZATION;
                                                    BOARD CONSIDERATION;
                                                    COMPARISON OF INVESTMENT
                                                    MANAGEMENT, INVESTMENT
                                                    OBJECTIVES AND PRINCIPAL
                                                    INVESTMENT STRATEGIES;
                                                    COMPARISON OF FUNDAMENTAL
                                                    INVESTMENT POLICIES;
                                                    COMPARISON OF FORMS OF
                                                    BUSINESS ORGANIZATIONS;
                                                    COMPARISON OF ADVISORY AND
                                                    OTHER SERVICE ARRANGEMENTS
                                                    AND FEES; ; COMPARISON OF
                                                    PURCHASE, REDEMPTION,
                                                    DISTRIBUTION AND EXCHANGE
                                                    POLICIES AND OTHER
                                                    SHAREHOLDER TRANSACTIONS
                                                    AND SERVICES; MATERIAL U.S.
                                                    FEDERAL INCOME TAX
                                                    CONSEQUENCES; CAPITALIZATION

    5         Information About the Registrant      N/A


    6         Information About the Fund Being      ADDITIONAL INFORMATION ABOUT
              Acquired                              THE TRUST

    7         Voting Information                    VOTING MATTERS -- GENERAL
                                                    INFORMATION; QUORUM;
                                                    SHAREHOLDER APPROVAL;
                                                    PRINCIPAL SHAREHOLDERS;
                                                    ANNUAL MEETINGS AND
                                                    SHAREHOLDER MEETINGS

    8         Interest of Certain Persons and       NOT APPLICABLE
              Experts

    9         Additional Information Required for   NOT APPLICABLE
              Reoffering by Persons Deemed to be
              Underwriters

PART B

                                                    STATEMENT OF ADDITIONAL
ITEM NO.      ITEM CAPTION                          INFORMATION CAPTION
--------      ------------                          -----------------------

   10         Cover Page                            COVER PAGE

   11         Table of Contents                     TABLE OF CONTENTS

   12         Additional Information About the      INCORPORATION OF DOCUMENTS
              Registrant                            BY REFERENCE IN STATEMENT
                                                    OF ADDITIONAL INFORMATION

   13         Additional Information About the      INCORPORATION OF DOCUMENTS
              Fund Being Acquired                   BY REFERENCE IN STATEMENT
                                                    OF ADDITIONAL INFORMATION

   14         Financial Statements                  EXHIBITS TO STATEMENT OF
                                                    ADDITIONAL INFORMATION


PART C

   ITEM NO.
   --------

     15-17 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                               NATIONS FUNDS TRUST
                            ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                            TELEPHONE: (800) 321-7854

                                   May 1, 2003

DEAR SHAREHOLDER:

         We are pleased to invite you to a special meeting of shareholders of Nations Classic Value Fund (the "Fund"). The meeting will be held at 10:00 a.m., Eastern time, on July 11, 2003, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina. At the meeting, you will be asked to approve the proposed reorganization (the "Reorganization") of your Fund into Nations Value Fund (the "Acquiring Fund"), another mutual fund within the Nations Funds family.

         The investment objective, principal investment strategies and investment risks of the Fund are similar to those of the Acquiring Fund. The features and services that are available to Fund shareholders today will continue to be available to them as Acquiring Fund shareholders after the Reorganization. However, the Reorganization will result in a change to the adviser/sub-adviser structure for the Fund, and the Fund's investment approach differs from that of the Acquiring Fund. The Fund has both an investment adviser (Banc of America Capital Management, LLC ("BACAP")) and an investment sub-adviser (Brandes Investment Partners LLC ("Brandes")), whereas the Acquiring Fund is served by a single investment adviser (BACAP). Brandes and BACAP follow different approaches to value-style investing, as described in the accompanying combined Proxy Statement/Prospectus.

         The Reorganization offers several potential benefits. First, management and the Board of Trustees believe that combining similar funds should lead to various benefits that come from greater asset size, including achieving potential economies of scale by eliminating duplicative costs associated with maintaining both funds as separate series and by spreading certain costs over a larger, combined asset base. Importantly, this is expected to result in lower total operating expense ratios. After the Reorganization, we expect that you'll pay less in fund fees. Second, the Acquiring Fund has had less volatility than your Fund (that is to say, steadier historical performance) and has adopted a market capitalization range. Management and the Board believe that a fund that has less volatility and emphasizes market capitalization specificity are characteristics more in keeping with what Nations Funds family shareholders have come to expect.

         THE BOARD OF TRUSTEES OF NATIONS FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

         If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that your Fund will be reorganized into the Acquiring Fund on or about July 18, 2003, when Fund shares will be exchanged for shares of the same class of shares of the Acquiring Fund of equal dollar value. The exchange of shares in the Reorganization is expected to be tax-free for U.S. federal income tax purposes.

         The formal Notice of Special Meeting, Combined Proxy Statement/Prospectus and Proxy Ballot are enclosed. The Reorganization and the reasons for the unanimous recommendation of the Board of Trustees are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above. We look forward to your attendance at the meeting or to receiving your Proxy Ballot so that your shares may be voted at the meeting.

                                   Sincerely,

                                   ROBERT H. GORDON
                                   President and Vice-Chairman of the Board of Trustees of Nations Funds Trust

         YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

-------------------------------------------------------------------------------

TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY

   As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your ballot at your convenience, 24 hours a day. After reviewing the enclosed Combined Proxy Statement/Prospectus ("Proxy/Prospectus") select one of the following quick and easy methods to submit your proxy - accurately and quickly.

   VOTE ON-LINE                                     VOTE BY TOLL-FREE PHONE CALL
   1. Read the enclosed Proxy/Prospectus and have   1. Read the enclosed Proxy/Prospectus and have
      your Proxy Ballot* at hand.                   your Proxy Ballot* at hand.
   2. Go to Web site WWW.PROXYVOTE.COM              2. Call the toll-free number on your Proxy Ballot.
   3. Enter the 12-digit Control Number found on    3. Enter the 12-digit Control Number found on
      your Proxy Ballot.                            your Proxy Ballot.
   4. Submit your proxy using the easy-to-follow    4. Submit your proxy using the easy-to-follow
      instructions.                                 instructions.


* DO NOT MAIL THE PROXY BALLOT IF SUBMITTING YOUR PROXY BY INTERNET OR
TELEPHONE.


--------------------------------------------------------------------------------

                               NATIONS FUNDS TRUST
                            ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                            TELEPHONE: (800) 321-7854

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on July 11, 2003



SHAREHOLDERS:

         PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Classic Value Fund (the "Fund") will be held at 10:00 a.m., Eastern time, on July 11, 2003, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

         ITEM 1. A proposed agreement and plan of reorganization that provides for the reorganization of Nations Classic Value Fund into Nations Value Fund.

         ITEM 2. Such other business as may properly come before the meeting or any adjournment(s).

         Item 1 is described in the attached Combined Proxy
Statement/Prospectus.

         THE BOARD OF TRUSTEES OF NATIONS FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

         Shareholders of record as of the close of business on April 18, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

         SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF NATIONS FUNDS TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXY: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER SHOWN ON THEIR PROXY BALLOT; OR 2) ON-LINE AT THE WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS FUNDS TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                          By Order of the Board of Trustees,

                                          ROBERT B. CARROLL
                                          Secretary of Nations Funds Trust









May 1, 2003

                       COMBINED PROXY STATEMENT/PROSPECTUS
                                Dated May 1, 2003

                               NATIONS FUNDS TRUST
                            ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                            TELEPHONE: (800) 321-7854


         FOR EASE OF READING, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS PROXY/PROSPECTUS HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS PROXY/PROSPECTUS IN APPENDIX A. A shareholder may find it helpful to review the terms and names in Appendix A before reading this Proxy/Prospectus.

           This Proxy/Prospectus, which should be retained for future reference, sets forth concisely information about the proposed Reorganization of the Fund into the Acquiring Fund, and information about the Acquiring Fund that a shareholder should know before deciding how to vote. It is both a proxy statement for the meeting and a prospectus offering shares in the Acquiring Fund. It is expected that this Proxy/Prospectus will be mailed to shareholders on or about May 5, 2003.

         Additional information about the Fund and the Acquiring Fund is available in their prospectuses, statements of additional information (or SAIs) and annual and semi-annual reports to shareholders. The information contained in the prospectuses for the Fund and Acquiring Fund is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference. In addition, a copy of the Acquiring Fund prospectus also accompanies this Proxy/Prospectus. The Fund's prospectus, annual report to shareholders for the fiscal year ended March 31, 2002 and semi-annual report to shareholders for the fiscal period ended September 30, 2002 previously have been mailed to shareholders. The Fund's annual report to shareholders for the fiscal year ended March 31, 2003 will be mailed to shareholders when it becomes available. The SAI relating to this Proxy/Prospectus also is incorporated by reference and is dated May 1, 2003. Additional copies of any of these documents are available without charge by writing to the address given above or by calling (800) 321-7854. These documents also are available on the SEC's website at www.sec.gov.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Meeting has been called to consider the Reorganization Agreement dated as of May 1, 2003 that provides for the Reorganization of the Fund into the Acquiring Fund.

                                TABLE OF CONTENTS

                                                                                                           Page No.
                                                                                                           --------
SUMMARY...........................................................................................................3
         Overview of Fees.........................................................................................3
         Overview of the Reorganization Agreement.................................................................3
         Overview of Investment Objectives and Principal Investment Strategies....................................3
         Overview of Service Providers............................................................................4
         Overview of Purchase, Redemption, Distribution, Exchange and Other Policies and Procedures...............4
         Overview of U.S. Federal Income Tax Consequences.........................................................4
         Principal Risk Factors...................................................................................4

THE REORGANIZATION................................................................................................5
         Description of the Reorganization Agreement..............................................................5
         Benefits of, and Reasons for, the Reorganization.........................................................5
         Board Consideration......................................................................................6
         Comparison of Investment Management, Investment Objectives and Principal Investment Strategies...........7
         Comparison of Fundamental Investment Policies............................................................8
         Comparison of Forms of Business Organization.............................................................8
         Comparison of Advisory and Other Service Arrangements and Fees...........................................8
         Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder
              Transactions and Services...........................................................................9
         Material U.S. Federal Income Tax Consequences............................................................9
         Capitalization..........................................................................................11

VOTING MATTERS...................................................................................................11
         General Information.....................................................................................11
         Quorum..................................................................................................12
         Shareholder Approval....................................................................................12
         Principal Shareholders..................................................................................12
         Annual Meetings and Shareholder Meetings................................................................13

ADDITIONAL INFORMATION ABOUT THE TRUST...........................................................................13
         Financial Statements....................................................................................13
         Other Business..........................................................................................13
         Shareholder Inquiries...................................................................................13


APPENDICES

A - GLOSSARY

B - EXPENSE SUMMARIES OF THE FUND AND ACQUIRING FUND

C - MANAGEMENT'S DISCUSSION OF NATIONS VALUE FUND PERFORMANCE

                                     SUMMARY

         The following is an overview of certain information relating to the proposed Reorganization. More complete information is contained throughout the Proxy/Prospectus and its Appendices.

OVERVIEW OF FEES

         The following table shows: (i) the current expense ratios of the Fund; and (ii) the pro forma expense ratios of the Acquiring Fund. The table shows that the pro forma expense ratios of the Acquiring Fund after the Reorganization are expected to be lower than they are for the Fund. All expense ratios shown are annualized. Pro forma expense ratios are based on the fee arrangements that will be in place upon consummation of the Reorganization. For more detailed information comparing the fees and expenses of the Fund and Acquiring Fund, see Appendix B.

                                 Total                                                  Pro Forma
                                 Operating                                              Total Operating
                                 Expense                Acquiring Fund/Share Class      Expense
Fund/Share Class                 Ratios                 Post-Reorganization             Ratios
----------------                 ------                 -------------------             ------

Nations Classic Value Fund                         ->   Nations Value Fund
       Primary A Shares          0.98%                         Primary A Shares         0.95%
       Investor A Shares         1.23%                         Investor A Shares        1.20%
       Investor B Shares         1.98%                         Investor B Shares        1.95%
       Investor C Shares         1.98%                         Investor C Shares        1.95%

OVERVIEW OF THE REORGANIZATION AGREEMENT

         The document that governs the Reorganization is the Reorganization Agreement. It provides for: (i) the transfer of all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution of the Acquiring Fund shares to Fund shareholders in liquidation of the Fund. In other words, as a result of the Reorganization, Fund shareholders will become shareholders of the Acquiring Fund and will hold, immediately after the Reorganization, Acquiring Fund shares of the same class and having a total dollar value equal to the total dollar value of the Fund shares that the shareholder held immediately before the Reorganization.

         The Reorganization is expected to occur on or about July 18, 2003. The exchange of Fund shares for corresponding Acquiring Fund shares in the Reorganization is expected to be tax-free for U.S. federal income tax purposes and Fund shareholders will not pay any sales charge or sales load on the exchange. BACAP, or its affiliates, are expected to bear the customary expenses of the Reorganization. The Fund, however, ordinarily bears certain expenses such as brokerage commissions and other transaction charges, as well as interest on borrowed money, and will bear these expenses and extraordinary expenses, if any, that may be associated with the Reorganization.

         For more information about the Reorganization and the Reorganization Agreement, see "The Reorganization - Description of the Reorganization Agreement."

OVERVIEW OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

         The investment objectives of the Fund and Acquiring Fund are substantially identical. Both the Fund and the Acquiring Fund seek growth of capital by investing in companies believed to be undervalued.

         The principal investment strategies of the Fund and the Acquiring Fund are similar. However, there are differences in investment approach.

         The Fund invests at least 80% of its assets in equity securities (which include common stocks, preferred stock, rights and warrants) of U.S. companies. By comparison, the Acquiring Fund invests at least 80% of its assets in only common stocks of U.S. companies. The Fund normally focuses its investments in both large and medium-sized companies, whereas the Acquiring Fund primarily focuses its investments in large companies. Additionally, the Fund generally holds between 40 and 75 equity securities. The principal investment strategies of the Acquiring Fund do not specify how many equity securities it generally holds. However, as of September 30, 2002 (the date of the Acquiring Fund's semi-annual report), it held equity securities of 69 different issuers.

         For additional information about the similarities and differences between the investment objectives and principal investment strategies and investment approach of the Fund and Acquiring Fund, see "The Reorganization - Comparison of Investment Management, Investment Objectives and Principal Investment Strategies."

OVERVIEW OF SERVICE PROVIDERS

         The Fund and Acquiring Fund have identical service providers, including BACAP as investment adviser, except that the Acquiring Fund is not served by an investment sub-adviser, whereas the Fund is sub-advised by Brandes. BACAP provides the same scope of day-to-day portfolio management services for the Acquiring Fund that Brandes provides for the Fund.

         Please see the chart under "The Reorganization - Comparison of Advisory and Other Service Arrangements and Fees," and the discussion under "The Reorganization--Investment Advisory and Sub-Advisory Services and Fees" for more information.

OVERVIEW OF PURCHASE, REDEMPTION, DISTRIBUTION, EXCHANGE AND OTHER POLICIES AND PROCEDURES

        The purchase, redemption, distribution, exchange and other policies and procedures of each share class of the Fund are identical to those of the same share class of the Acquiring Fund. For more information concerning these policies and procedures, see "The Reorganization - Comparison of Purchase, Redemption, Distribution and Exchange Policies and other Shareholder Transactions and Services."

OVERVIEW OF U.S. FEDERAL INCOME TAX CONSEQUENCES

       An important condition to completing the Reorganization is that the Trust receive a tax opinion to the effect that the Reorganization will qualify as a "reorganization" for U.S. federal income tax purposes. As such, the Reorganization will not be taxable for these purposes to the Fund, the Acquiring Fund or their shareholders. However, sales of securities by the Fund prior to the Reorganization, or by the Acquiring Fund after the Reorganization, whether in the ordinary course of business or in connection with the Reorganization, could result in taxable distributions to Fund shareholders. It is expected that a substantial portion of the Fund's securities will be sold in connection with the Reorganization. It is also expected that the use of a substantial portion of the Fund's realized and unrealized losses will be limited for U.S. federal income tax purposes and the benefit of such losses to Fund shareholders may be diminished as a result of the Reorganization.

       See "The Reorganization - Material U.S. Federal Income Tax
Consequences" for additional information.

PRINCIPAL RISK FACTORS

       The following principal investment risks are relevant to an investment in the Fund and the Acquiring Fund:

       o Investment strategy risk - The teams that manage both the Fund and the Acquiring Fund choose stocks that they believe are undervalued (and in the case of the Fund, stocks that may have fallen out of favor). There is a risk that the value of these investments will not rise as high as the teams expect, or will fall.

       o Stock market risk - The value of the stocks the Fund and the Acquiring Fund hold can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         In addition, the Fund has the following limits on its investments in order to help it manage risk: i) the Fund will normally invest no more than 5% of its assets in a single security; and ii) the Fund may not invest more than the greater of 20% of its assets in a single industry, or 150% of the weighting of a single industry in the S&P 500 (limited to less than 25% of its assets in a single industry, other than U.S. government securities).

         The Acquiring Fund has similar limitations in place: i) with respect to 75% of its assets, the Acquiring Fund will invest no more than 5% of its assets in a single security; and ii) the Acquiring Fund may not invest more than 25% of its assets in a single industry. In addition, BACAP's Value Strategies Team, which makes the day-to-day decisions for the Acquiring Fund, uses analytical tools to actively monitor the risk profile of the portfolio.


                               THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION AGREEMENT

         As noted in the Summary, the Reorganization Agreement is the governing document of the Reorganization. Among other things, it provides for: (i) the transfer of all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution of the Acquiring Fund shares to Fund shareholders in liquidation of the Fund. The Reorganization Agreement also sets forth representations and warranties of the parties, describes the mechanics of the transaction and includes a number of conditions to the completion of the Reorganization, such as the requirement that a good standing certificate be obtained by each party and that no stop-orders or similar regulatory barriers have been issued by the SEC. The completion of the Reorganization also is conditioned upon the Trust receiving an opinion from Morrison & Foerster LLP to the effect that the Reorganization will qualify as a "reorganization" for U.S. federal income tax purposes.

         The Reorganization Agreement provides that the Reorganization may be abandoned at any time before Closing by either party if any condition is not satisfied or otherwise by mutual consent of the parties. At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by Fund shareholders: (i) the parties may, by written agreement authorized by the Board, and with or without the approval of Fund shareholders, amend any of the provisions of the Reorganization Agreement; and (ii) either party may waive any default by the other party for the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Board with or without the approval of shareholders).

         At Closing, all outstanding shares of the Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the Acquiring Fund. The Reorganization Agreement also provides that BACAP, and/or its affiliates, will bear the customary expenses of the Reorganization.

         A copy of the Reorganization Agreement is available at no charge by calling (800) 321-7854 or writing the Trust at the address listed on the first page of the Proxy/Prospectus. A copy of the Reorganization Agreement is also available at the SEC's website (www.sec.gov).

BENEFITS OF, AND REASONS FOR, THE REORGANIZATION

         Management and the Board have proposed the Reorganization as part of a continuing effort to streamline the offerings of the Nations Funds family. This involves seeking to offer viable funds that can achieve economies of scale, eliminating redundancy, ensuring distinctiveness and reducing performance volatility.

       o ACHIEVING ECONOMIES OF SCALE AND LOWER EXPENSE RATIOS. The Reorganization will combine the Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Fund. Because of economies of scale, the Acquiring Fund is expected to have, for all share classes, lower total operating expense ratios than the Fund.

       o ELIMINATING REDUNDANCY AND ENSURING DISTINCTIVENESS. Management believes that the nuances in the different investment disciplines employed by the Fund and the Acquiring Fund are not sufficiently distinct to warrant two separate funds. In addition, the Nations Funds family currently offers five domestic equity funds with value-oriented investment styles. All except the Fund have adopted a market capitalization range as part of their investment approach. The absence of market capitalization specificity makes the Fund difficult to use in an asset allocation program, which has been embraced by the Nations Funds distribution channels. Management and the Board believe that reorganizing the Fund into the Acquiring Fund, which already has market capitalization specificity, is preferable to imposing a market capitalization range on the Fund.

              Separately, the Board also has approved the reorganization of Nations LargeCap Value Fund into the Acquiring Fund, both of which focus on large capitalization companies that are believed to be undervalued. This reorganization does not require shareholder approval and is expected to occur at the same time that the Fund is reorganized.

              By reorganizing both the Fund and Nations LargeCap Value Fund into the Acquiring Fund, the Nations Funds family will be able to offer investors and investment professionals a clear choice of a single large capitalization, value-oriented, domestic equity fund. These consolidations have the potential to benefit shareholders in the future by further increasing the resulting portfolio's size, which may allow it to experience additional future benefits that come with increased asset size, such as greater purchasing power and an opportunity for greater diversification among industries and issuers.

       o REDUCING PERFORMANCE VOLATILITY. The Acquiring Fund has had less volatility than the Fund--that is to say, steadier historical performance results. Management and the Board believe that this is more in keeping with what Nations Funds family shareholders have come to expect. Management and the Board believe that BACAP's Value Strategies Team (which makes the day-to-day investment decisions for the Acquiring Fund) places greater emphasis than Brandes's Large Cap Investment Committee (which makes the day-to-day investment decisions for the Fund) on certain analytic tools, including risk management techniques, that have led, and are expected in the future to continue to lead, to less volatility in performance results.

BOARD CONSIDERATION

         At meetings held on February 28 and March 10, 2003, the Board considered and unanimously approved the Reorganization Agreement and recommended that shareholders vote for it at the Meeting. During deliberations, the Board (with the advice and assistance of independent counsel) reviewed and considered, among other things: (1) the Reorganization as part of a continuing initiative to streamline the offerings of the Nations Funds family; (2) various shareholder benefits of the Reorganization and the Reorganization Agreement, including the fact that the Acquiring Fund is expected to have lower total operating expense ratios than the Fund; (3) the current asset levels of the Fund and the combined pro forma asset levels of the Acquiring Fund; (4) the historical performance results of the Fund and the Acquiring Fund; (5) the investment objective, principal investment strategies and investment approach of the Fund, and their relative compatibility with those of the Acquiring Fund; (6) the historical performance of Brandes with regard to similarly managed funds or accounts; (7) the performance volatility of the Fund compared with that of the Acquiring Fund;
(8) the fact that Fund shareholders will experience no change in shareholder services; (9) the anticipated tax-free nature of the exchange of shares in the Reorganization; (10) limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains; (11) the potential costs of repositioning Fund assets, either in anticipation of the Reorganization or after the Reorganization; (12) that BACAP, or its affiliates, would bear the customary expenses of the Reorganization; and (13) the potential benefits of the Reorganization to other persons, including BACAP and its affiliates (e.g., the benefit of consolidating resources within BACAP and its affiliates, and the retention by BACAP of the portion of the investment advisory fees that would otherwise be paid to Brandes).

         Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Trustees, including all of the non-interested Trustees, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of both the Fund and the Acquiring Fund, and that neither the shares of the Fund nor the Acquiring Fund would be diluted as a result of the Reorganization.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE TO APPROVE
                         THE REORGANIZATION AGREEMENT.

COMPARISON OF INVESTMENT MANAGEMENT, INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

         Both the Fund and the Acquiring Fund are advised by BACAP. Whereas Brandes makes the day-to-day investment decisions for the Fund, BACAP makes the day-to-day investment decisions for the Acquiring Fund. A comparison of the investment objective and principal investment strategies of the Fund and the Acquiring Fund are set forth below.

                           NATIONS CLASSIC VALUE FUND                           NATIONS VALUE FUND

--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE       The Fund seeks growth of capital by                  The Acquiring Fund seeks growth of capital by
                           investing in companies that are believed to          investing in companies that are believed to be
                           be undervalued.                                      undervalued.

--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT       The Fund normally invests at least 80% of            The Acquiring Fund normally invests at least
STRATEGIES                 its assets in equity securities of U.S.              80% of its assets in common stocks of U.S.
                           companies that are believed to be                    companies.  It generally invests in companies
                           undervalued.  The Fund focuses its                   in a broad range of industries with market
                           investments in large and medium-sized                capitalizations of at least $1 billion and
                           companies.  The Fund generally holds 40 to           daily trading volumes of at least $3 million.
                           75 equity securities.

--------------------------------------------------------------------------------------------------------------------------------
APPROACH TO INVESTING      Brandes's Large Cap Investment Committee             BACAP's Value Strategies Team makes the
AND SELLING                makes the day-to-day decisions for the               day-to-day decisions for the Acquiring Fund.
                           Fund.  It uses the "Graham and Dodd"                 It uses a three prong approach, combining
                           value-approach to selecting securities and           fundamental and quantitative analysis with
                           managing the Fund, which is generally the            risk management to identify value
                           idea that stocks should be chosen by                 opportunities and construct the portfolio.
                           identifying the "true" long-term--or                  The management team looks at, among other
                           intrinsic--value of a company based on                things:
                           measurable data.
                                                                                o     mature, fundamentally sound
                           The committee uses fundamental analysis to                 businesses that are believed to be
                           determine intrinsic value, and will look at                attractively priced due to investor
                           a company's earnings, book value, cash flow,               indifference or unpopularity;
                           capital structure, and management record, as         o     various measures of relative
                           well as its industry and its position in the               valuation, including price to cash flow
                           industry.  This analysis includes a review                 and relative dividend yield.  The team
                           of company reports, filings with the SEC,                  believes that companies with lower
                           computer databases, industry publications,                 relative valuation are generally more
                           general and business publications, brokerage               likely to provide better opportunities
                           firm research reports and other information                for capital appreciation;
                           sources, as well as interviews with company          o     a company's current operating margins
                           management.                                                relative to its historic range;
                                                                                o     indicators of potential stock price
                           The committee may sell a security when its                 appreciation. These could take the form
                           price reaches a target set by the committee,               of anticipated earnings growth, company
                           if there is a deterioration in the company's               restructuring, changes in management,
                           financial situation, when the committee                    new product opportunities, business
                           believes other investments are more                        model changes, or other anticipated
                           attractive, or for other reasons.                          improvements in micro and macroeconomic
                                                                                      factors.

                                                                                Additionally, the management team uses analytical
                                                                                tools to actively monitor the risk profile of the
                                                                                portfolio.

                           NATIONS CLASSIC VALUE FUND                           NATIONS VALUE FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                The team may sell a security when its price reaches
                                                                                a target set by the team, if there is a
                                                                                deterioration in the company's financial situation,
                                                                                when the team believes other investments are more
                                                                                attractive, or for other reasons.

                                                                                The team may use various strategies, consistent
                                                                                with the Acquiring Fund's investment objective, to
                                                                                try to reduce the amount of capital gains
                                                                                distributed to shareholders.

         While the investment objective and principal investment strategies of the Fund are substantially similar to those of the Acquiring Fund, there is a difference in the investment approach applied to each. In the case of the Fund, Brandes's Large Cap Investment Committee employs the Graham-Dodd approach described above. It utilizes fundamental analysis, which is a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of industry conditions and the financial condition and management of a company.

         When considering a particular company for the Acquiring Fund, BACAP's Value Strategies Team similarly employs fundamental analysis. However, it also utilizes quantitative analysis, which is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

         A fundamental policy is typically an investment limitation or restriction that cannot be changed without shareholder approval. The Fund and the Acquiring Fund have identical fundamental investment policies and can be found in the Fund's and Acquiring Fund's statements of additional information, which are available to shareholders at no cost by contacting the Trust at the address or toll-free telephone number shown on the front cover of the Proxy/Prospectus.

COMPARISON OF FORMS OF BUSINESS ORGANIZATION

         The Fund and the Acquiring Fund are each a series of the Trust, which is a Delaware statutory trust. Accordingly, they are governed by identical provisions of Delaware state law and by the same Amended and Restated Declaration of Trust.

COMPARISON OF ADVISORY AND OTHER SERVICE ARRANGEMENTS AND FEES

         The Fund and the Acquiring Fund have the same service providers, except that the Fund is served by an investment sub-adviser. Immediately after the Reorganization, these service providers are expected to continue to serve the Acquiring Fund in the capacities indicated below.

         Service Providers for the Fund and the Acquiring Fund

         Investment Adviser                   BACAP
         Investment Sub-Adviser:              Brandes (for the Fund only); no
                                              investment sub-adviser for the
                                              Acquiring Fund
         Distributor                          BACAP Distributors
         Administrator                        BACAP Distributors
         Sub-Administrator                    The Bank of New York
         Custodian                            The Bank of New York
         Transfer Agent                       PFPC Inc.

         Sub-Transfer Agent          Bank of America (for Primary A shares only)
         Independent Accountants     PricewaterhouseCoopers LLP

         BACAP serves as the investment adviser for the Fund and the Acquiring Fund. Each pays an identical investment advisory fee of 0.65%, computed daily and paid monthly, to BACAP based on its average daily net assets. Brandes serves as the investment sub-adviser for the Fund. BACAP pays Brandes investment sub-advisory fees from the investment advisory fees it receives from the Fund. The Acquiring Fund has no investment sub-adviser.

         The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.38% for Investor A Shares and 2.13% for Investor B and Investor C Shares until July 31, 2003. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. The Acquiring Fund does not have any expense limitations currently in place.

         BACAP is a wholly-owned subsidiary of Bank of America, which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of BACAP is One Bank of America Plaza, Charlotte, N.C. 28255.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $267 billion, including more than $146 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Brandes Worldwide Holdings, L.P. owns a controlling interest in Brandes and serves as a member of Brandes. Charles Brandes is the controlling shareholder of Brandes Worldwide Holdings, L.P. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

COMPARISON OF PURCHASE, REDEMPTION, DISTRIBUTION AND EXCHANGE POLICIES AND OTHER SHAREHOLDER TRANSACTIONS AND SERVICES

         After the Reorganization, Fund shareholders will hold shares of the same class of the Acquiring Fund that they held in the Fund prior to the Reorganization. For example, a Fund shareholder who owns Investor A shares will, immediately after the Reorganization, hold Investor A shares in the Acquiring Fund. Accordingly, all of the purchase, redemption, distribution and exchange policies as well as other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganization. No sales charges or sales loads will be imposed in connection with the exchange of shares in the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to Fund shareholders. It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A Fund shareholder's tax treatment may vary depending upon their particular situation. A Fund shareholder also may be subject to special rules not discussed below if it is a certain kind of Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

         The Trust has not requested and will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to that discussed below and such positions could be sustained. Fund shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences of the Reorganization to them, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         The obligation of the Trust to consummate the Reorganization is conditioned upon its receipt of an opinion of Morrison & Foerster LLP substantially to the effect that the Reorganization will be treated as a "reorganization" under Section 368(a) of the Internal Revenue Code and that the Fund and Acquiring Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Internal Revenue Code, with respect to the Reorganization. Provided that the Reorganization so qualifies and the Fund and Acquiring Fund are so treated, for U.S. federal income tax purposes, generally:

o Neither the Fund nor Acquiring Fund will recognize any gain or loss as a result of the Reorganization.

         o A Fund shareholder will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder's Fund shares pursuant to the Reorganization.

         o A Fund shareholder's aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Fund shares held immediately before the Reorganization.

         o A Fund shareholder's holding period for Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Fund shares.

         The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Trust, including representations in a certificate to be delivered by the management of the Trust, which if incorrect in any material respect would jeopardize the conclusions reached in the opinion. The Trust's certificate will include a representation to the effect that the Acquiring Fund will retain at least 34% of the Fund's assets and generally not dispose of these retained assets for a specified period of time determined by the historic turnover ratios of the Acquired Fund and Fund. This limitation may cause a portfolio security of the Fund to be retained for a much longer period of time as a result of the Reorganization, and, as a consequence, detrimentally impact the performance of the Acquiring Fund.

         The Acquiring Fund's ability to use any capital loss carryforwards and, potentially, any unrealized capital losses of the Fund, once realized in the hands of the Acquiring Fund, may be subject to an annual limitation, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at such time. As of the date of this Proxy/Prospectus, the long-term tax-exempt rate is [4.56%]. However, no assurance can be given as to what long-term tax exempt rate will be in effect at the time of the Reorganization. While the ability of the Acquiring Fund to absorb the corresponding Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, substantially all of the Fund's losses may become permanently unavailable as a result of the limitation. In addition, the Fund's losses that remain available to the Acquiring Fund will inure to the benefit to both the Fund and Acquiring Fund shareholders following the Reorganization. Therefore, a Fund shareholder may pay more taxes, or pay taxes sooner, than such Fund shareholder otherwise would if the Reorganization did not occur. As of September 30, 2002, for U.S. federal income tax purposes, the Fund had net unrealized losses of approximately $162,196,000 and, as of March 31, 2002, no capital loss carryforwards.

         Since its formation, each of the Fund and Acquiring Fund believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each of the Fund and Acquiring Fund believes that it has been, and expects to continue to be, relieved of federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganization, the Fund generally is required to make or declare one or more distributions of its previously undistributed net investment income and realized capital gains, including capital gains on securities disposed of in connection with the Reorganization. A Fund shareholder must include any such distributions in such shareholder's taxable income.

CAPITALIZATION

         The following table shows the total net assets, number of shares outstanding and net asset value per share of the Fund and Acquiring Fund. This information is generally referred to as the "capitalization." The term "pro forma capitalization" means the expected capitalization of the Acquiring Fund after it has combined with the Fund, i.e., as if the Reorganization had already occurred.

         This capitalization table is based on figures as of [INSERT]. The ongoing investment performance and daily share purchase and redemption activity of the Fund and Acquiring Fund affect capitalization. Therefore, the capitalization on the Closing date may vary from the capitalization shown in the following tables.

FUND                                    NET ASSETS               SHARES OUTSTANDING        NET ASSET VALUE PER SHARE

------------------------------- ---------------------------- ---------------------------- ----------------------------
Nations Classic Value Fund            $256,141,183.11               33,374,889.52                    $7.68
(Fund A)                                (Primary A)                  (Primary A)                  (Primary A)
                                      $15,697,765.74                2,047,819.31                     $7.67
                                       (Investor A)                 (Investor A)                 (Investor A)
                                      $28,071,976.19                3,679,755.10                     $7.63
                                       (Investor B)                 (Investor B)                 (Investor B)
                                      $35,379,543.55                4,639,631.17                     $7.63
                                       (Investor C)                 (Investor C)                 (Investor C)

                                      335,290,468.59                43,742,095.10
                                      ==============                =============

------------------------------- ---------------------------- ---------------------------- ----------------------------
Nations Value Fund                    $449,205,478.87               51,703,266.28                    $8.69
(Fund B)                                (Primary A)                  (Primary A)                  (Primary A)
                                      $44,438,162.47                5,126,905.46                     $8.68
                                       (Investor A)                 (Investor A)                 (Investor A)
                                      $38,396,399.32                4,551,671.00                     $8.44
                                       (Investor B)                 (Investor B)                 (Investor B)
                                       $4,789,589.35                 568,231.48                      $8.43
                                       (Investor C)                 (Investor C)                 (Investor C)

                                      $536,829,630.01               61,950,074.22
                                      ===============               =============

------------------------------- ---------------------------- ---------------------------- ----------------------------
Pro Forma Combined Fund               $705,346,661.98               85,078,155.79                    $8.29
(Fund A + Fund B)                       (Primary A)                  (Primary A)                  (Primary A)
                                      $60,135,928.21                7,174,724.77                     $8.38
                                       (Investor A)                 (Investor A)                 (Investor A)
                                      $66,468,375.51                8,231,426.10                     $8.08
                                       (Investor B)                 (Investor B)                 (Investor B)
                                      $40,169,132.90                5,207,862.65                     $7.71
                                       (Investor C)                 (Investor C)                 (Investor C)

                                      $872,120,098.60              105,692,169.32
                                      ===============              ==============



                                 VOTING MATTERS

GENERAL INFORMATION

         This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Board. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust also may solicit proxies by telephone or otherwise. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot in the enclosed postage-paid envelope;
(2) by phone at the toll-free number on the proxy ballot(s); or (3) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to the Trust at the address shown on the cover page of this Proxy/Prospectus, or a subsequently executed proxy or by attending the Meeting and voting in person.

         Only shareholders of record at the close of business on April 18, 2003 will be entitled to vote at the Meeting. On that date, there were [INSERT] Fund shares outstanding and entitled to vote. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

         If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

QUORUM

         A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of at least one-third of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies in order to obtain a requisite vote. The Meeting may be adjourned for a reasonable period of time. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

SHAREHOLDER APPROVAL

         The Reorganization Agreement must be approved by a "vote of a majority of the outstanding voting securities" of the Fund, as defined in by the 1940 Act, which means the affirmative vote of the lesser of: a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of Fund shares are present or represented by proxy; or b) more than 50% of the Fund's outstanding shares.

         A vote of the shareholders of the Acquiring Fund is not being solicited, since its approval or consent is not necessary for the Reorganization.

PRINCIPAL SHAREHOLDERS

         The table below shows the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of the Fund as of [INSERT]. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Trust to own such shares beneficially is designated by an asterisk.

                                                                                   PERCENTAGE    PERCENTAGE
                                                    TOTAL SHARES/    PERCENTAGE     OF FUND        OF FUND
FUND                    NAME AND ADDRESS                CLASS         OF CLASS    (ALL CLASSES)  POST CLOSING

NATIONS CLASSIC VALUE
FUND

NATIONS VALUE FUND


         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of [INSERT], Bank of America had voting control of [INSERT]% of the [FUND/ACQUIRING FUND]'s outstanding shares. [ACCORDINGLY, BANK OF AMERICA MAY BE CONSIDERED TO "CONTROL" THE [FUND/ACQUIRING FUND]. THE ADDRESS OF BANK OF AMERICA IS: 411 N. AKARD STREET, TX1-945-0818, DALLAS,

TX 75201. BANK OF AMERICA'S CONTROL OF THE FUND IS LIKELY TO INCREASE THE CHANCE THAT THE FUNDS' SHAREHOLDERS WILL APPROVE THE PROPOSED ITEMS. ]

         As of [INSERT], the officers and Trustees of the Trust as a group did not own more than 1% of any class of the Fund.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

         The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

                     ADDITIONAL INFORMATION ABOUT THE TRUST

FINANCIAL STATEMENTS

         The audited financial statements and financial highlights for shares of the Fund and Acquiring Fund for the annual period ended March 31, 2002, and unaudited financial statements for shares of the Fund and Acquiring Fund for the semi-annual period ended September 30, 2002, are incorporated by reference in its prospectuses or statement of additional information, or in the SAI related to this Proxy/ Prospectus.

         The annual financial statements and financial highlights of the Funds for the year ended March 31, 2002 have been audited by PricewaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon, and have been incorporated by reference in the SAI to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

         Shareholders may find more information about the Fund and Acquiring Fund in the following documents:

         o        Annual and semi-annual reports

                  The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period.

         o        Statement of Additional Information

                  The SAI for the Fund and Acquiring Fund contains additional information about the Fund and Acquiring Fund and their permissible investments and policies. The SAI is legally part of their prospectuses (it is incorporated by reference). Copies have been filed with the SEC.

                  Shareholders may obtain free copies of these documents, request other information about the Fund or Acquiring Fund and make shareholder inquiries by contacting Nations Funds:

                  By telephone:  (800) 321-7854

                  By mail:
                  Nations Funds
                  One Bank of America Plaza

                  33rd Floor
                  Charlotte, NC  28255

                  On the Internet:  www.nationsfunds.com

                  Information about the Fund and Acquiring Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                   APPENDIX A

                                    GLOSSARY

Term Used in Proxy/Prospectus                       Definition
-----------------------------                       ----------
1933 Act.........................................   Securities Act of 1933, as amended
1934 Act.........................................   Securities Exchange Act of 1934, as amended
1940 Act.........................................   Investment Company Act of 1940, as amended
Acquiring Fund...................................   Nations Value Fund, a series of the Trust
BACAP............................................   Banc of America Capital Management, LLC
BACAP Distributors...............................   BACAP Distributors, LLC
Bank of America..................................   Bank of America, N.A.
Board............................................   The Board of Trustees of the Trust
Brandes..........................................   Brandes Investment Partners LLC
Closing..........................................   Closing of the Reorganization, expected to occur on or about
                                                    July 18, 2003
Code.............................................   Internal Revenue Code of 1986, as amended
Fund.............................................   Nations Classic Value Fund, a series of the Trust
Meeting..........................................   The shareholder meeting of the Fund that will be  held at 10:00
                                                    a.m., Eastern time, on July 11, 2003, at One Bank of America
                                                    Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North
                                                    Carolina
Proxy/Prospectus.................................   This Combined Proxy Statement/Prospectus
Reorganization...................................   The reorganization of the Fund into the Acquiring Fund as
                                                    provided for in the Agreement and Plan of Reorganization
Reorganization Agreement.........................   The Agreement and Plan of Reorganization dated May 1, 2003 by and between Nations Funds Trust, on behalf of the Funds, and
                                                    Nations Funds Trust, on behalf of the Acquiring Fund
S&P 500..........................................   Standard & Poor's 500 Composite Stock Price Index, which is an unmanaged index of 500 widely held common stocks
SAI..............................................   Statement of Additional Information
SEC..............................................   United States Securities and Exchange Commission.
Trust............................................   Nations Funds Trust, a registered investment company and
                                                    Delaware statutory trust that houses the Fund and Acquiring Fund
Trustees.........................................   The trustees of the Board

                                   APPENDIX B

                EXPENSE SUMMARIES OF THE FUND AND ACQUIRING FUND

         The following tables describe the current fees and expenses associated with holding Fund and Acquiring Fund shares. In particular, the tables (a) compare the fees and expenses as of February 28, 2003, for each class of the Fund and Acquiring Fund, and (b) show the estimated fees and expenses for the combined Acquiring Fund on a pro forma basis after giving effect to the Reorganization.

         Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

PRIMARY A SHARES

                                                                                                    Pro Forma
                                                                                                  Nations Value
                                                           Nations Classic    Nations Value      Fund (after the
                                                             Value Fund           Fund           Reorganization)
                                                             ----------           ----           ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
o   Maximum sales charge (load) imposed on purchases,
    as a % of offering price.............................        none               none               none
o   Maximum deferred sales charge (load) as a % of
    the lower of the original purchase price or net asset
    value................................................        none               none               none

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
o   Management fees..................................           0.65%              0.65%              0.65%
o   Other expenses...................................           0.33%              0.32%              0.30%
                                                                -----              -----              -----
o   Total annual Fund operating expenses.............           0.98%              0.97%              0.95%
                                                                =====              =====              =====


EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Primary A Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                             1 YEAR           3 YEARS           5 YEARS          10 YEARS
Nations Classic Value Fund                       $100             $312              $542             $1,201
Nations Value Fund                               $99              $309              $536             $1,190
Pro Forma Nations Value Fund (after the          $97              $303              $525             $1,166
Reorganization)

INVESTOR A SHARES

                                                                                                    Pro Forma
                                                                                                  Nations Value
                                                           Nations Classic    Nations Value      Fund (after the
                                                             Value Fund           Fund           Reorganization)
                                                             ----------           ----           ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
o  Maximum sales charge (load) imposed on purchases,
   as a % of offering price.............................       5.75%                5.75%               5.75%
o  Maximum deferred sales charge (load) as a % of
   the lower of the original purchase price or net asset
   value(1).............................................        none                 none                none

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
o  Management fees..................................           0.65%                0.65%               0.65%
o  Distribution (12b-1) and Shareholder servicing
   fees.............................................           0.25%                0.25%               0.25%
o  Other expenses...................................           0.33%                0.32%               0.30%
                                                               -----                -----               -----
o  Total annual Fund operating expenses.............           1.23%(2)             1.22%               1.20%
                                                               =====                =====               =====

------------------------------

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them.

(2) The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.38% for Investor A Shares until July 31, 2003. There is no guarantee that this limitation will continue. Because this limitation is higher than the current total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.



EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor A Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                             1 YEAR           3 YEARS           5 YEARS          10 YEARS
Nations Classic Value Fund                       $693             $944              $1,213           $1,981
Nations Value Fund                               $692             $941              $1,208           $1,970
Pro Forma Nations Value Fund (after the          $690             $935              $1,198           $1,949
Reorganization)

INVESTOR B SHARES

                                                                                                    Pro Forma
                                                                                                  Nations Value
                                                           Nations Classic    Nations Value      Fund (after the
                                                             Value Fund           Fund           Reorganization)
                                                             ----------           ----           ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
o  Maximum sales charge (load) imposed on purchases,
   as a % of offering price.............................        none               none                none
o  Maximum deferred sales charge (load) as a % of
   the lower of the original purchase price or net asset
   value(1).............................................       5.00%              5.00%               5.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
o  Management fees..................................           0.65%              0.65%               0.65%
o  Distribution (12b-1) and Shareholder servicing
   fees.............................................           1.00%              1.00%               1.00%
o  Other expenses...................................           0.33%              0.32%               0.30%
                                                               -----              -----               -----
o  Total annual Fund operating expenses.............           1.98%(2)           1.97%               1.95%
                                                               =====              =====               =====

------------------------------

(1) This charge decreases over time.

(2) The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 2.13% for Investor B Shares until July 31, 2003. There is no guarantee that these limitations will continue. Because these limitations are higher than the current total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

EXAMPLE

This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor B Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                             1 YEAR           3 YEARS           5 YEARS          10 YEARS
Nations Classic Value Fund                       $701             $921              $1,268           $2,113
Nations Value Fund                               $700             $918              $1,262           $2,102
Pro Forma Nations Value Fund (after the          $698             $912              $1,252           $2,080
Reorganization)

If you bought Investor B Shares, you would pay the following expenses if you didn't sell your shares:

FUND                                             1 YEAR           3 YEARS           5 YEARS          10 YEARS
Nations Classic Value Fund                       $201             $621              $1,068           $2,113
Nations Value Fund                               $200             $618              $1,062           $2,102
Pro Forma Nations Value Fund (after the          $198             $612              $1,052           $2,080
Reorganization)

INVESTOR C SHARES

                                                                                                    Pro Forma
                                                                                                  Nations Value
                                                           Nations Classic    Nations Value      Fund (after the
                                                             Value Fund           Fund           Reorganization)
                                                             ----------           ----           ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
o  Maximum sales charge (load) imposed on purchases,
   as a % of offering price.............................         none              none                 none
o  Maximum deferred sales charge (load) as a % of
   the lower of the original purchase price or net asset
   value(1).............................................        1.00%             1.00%                1.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
o  Management fees..................................            0.65%             0.65%                0.65%
o  Distribution (12b-1) and Shareholder servicing
   fees.............................................            1.00%             1.00%                1.00%
o  Other expenses...................................            0.33%             0.32%                0.30%
                                                                -----             -----                -----
o  Total annual Fund operating expenses.............            1.98%(2)          1.97%                1.95%
                                                                =====             =====                =====

------------------------------

(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them.

(2) The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 2.13% for Investor C Shares until July 31, 2003. There is no guarantee that these limitations will continue. Because these limitations are higher than the current total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor C Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                             1 YEAR           3 YEARS           5 YEARS          10 YEARS
Nations Classic Value Fund                       $301             $621              $1,068           $2,306
Nations Value Fund                               $300             $618              $1,062           $2,296
Pro Forma Nations Value Fund (after the          $298             $612              $1,052           $2,275
Reorganization)

If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares within one year of buying them:

FUND                                             1 YEAR           3 YEARS           5 YEARS          10 YEARS
Nations Classic Value Fund                       $201             $621              $1,068           $2,306
Nations Value Fund                               $200             $618              $1,062           $2,296
Pro Forma Nations Value Fund (after the          $198             $612              $1,052           $2,275
Reorganization)

                                   APPENDIX C

            MANAGEMENT'S DISCUSSION OF NATIONS VALUE FUND PERFORMANCE NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Value Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of
capital by investing in
companies that are
believed to be
undervalued.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Value Fund
Investor A Shares provided
shareholders with a total
return of 5.33%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY

                           In August 2001, new members were added to the team. With these new members came a shift in the investment style and process that embodies a deeper value style than was previously utilized for Nations Value Fund. The investment process seeks stock selection that emphasizes attractive valuation and moderately lower volatility when compared with broad market tendencies. We believe this change could benefit shareholders, as it more clearly defines the portfolio's style. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be their fair value. We also believe that utilizing a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to locate these investment opportunities.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. Recession, terrorism and war, combined with the collapse of the country's seventh largest company amid allegations of fraud and deceit, helped weaken U.S. equity markets. And yet, as the year came to a close, the country and the economy appeared to be gaining strength.

                           Cyclical sectors -- such as materials and producer durables as well as consumer-oriented sectors such as consumer discretionaries and consumer staples -- advanced strongly in the period, as the market began discounting an economic rebound. Meanwhile, energy demand, undermined by a weak economy and mild weather, collapsed, sending energy and utility stocks lower. Technology and telecommunications continued to suffer, particularly as the excesses of the "dot.com" world continued to be exposed.

                           Value stock indices once again outperformed growth stock indices, as many investors continued to favor companies with tangible earnings and attractive valuations. In this environment, the Russell 1000 Value Index,*** the Fund's

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued

                           benchmark, returned 4.38% versus 0.16% for the Standard & Poor's 500 Composite Stock Price Index.& By comparison, Nations Value Fund (Investor A Shares) advanced 5.33%, outperforming both its the benchmark and the broader market.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&&

                           Relative to the benchmark, the Fund benefited from overweightings in the consumer staples and transportation sectors, underweightings in the telecommunications sector and favorable stock picking in the producer durables and technology sectors.

                           Positive contributions to performance came from transportation stocks, many of which dropped sharply after the events of September 11, 2001. Our investment in AMR Corporation (the parent company of American Airlines) was based on the assessment that airline stocks were oversold after the terrorist attacks and that the strongest carriers would be able to stay in business. General Motors Corporation, another holding in the transportation sector, rebounded after September 11, 2001 on restructuring initiatives, attractive financing offers and continued strength in consumer spending.

                           Also posting strong performance after September 11, 2001 were our holdings in United Technologies Corporation and General Dynamics Corporation, which both gained on expectations of increased defense spending and economic recovery. United Technologies Corporation had suffered after the fall terrorist attacks, as investors worried over the impact on the firm's commercial aerospace division.

                           In the consumer staples sector, the Fund benefited from its holdings in tobacco companies such as Philip Morris Companies Inc. and UST Inc. (up 16% and 37% respectively), whose stable returns proved highly desirable in an environment of economic and accounting-related uncertainties.

                           We had some strong performers in the consumer discretionary sector, as our fundamental research helped us capture sizable gains in Carnival Corporation and Circuit City Stores -- Circuit City Group. We felt that Carnival Corporation, a global cruise and leisure company, was deeply undervalued after September 11, 2001, given its balance sheet and ability to keep its cruise ships filled at reasonable prices. Our analysis on Circuit City
                           Stores -- Circuit City Group suggested that the market was "mis-valuing" the company's retailing division, when one subtracted out the value of the firm's other businesses. Needing only marginal improvement in the core consumer electronics business (which we felt was attainable) to make the investment successful, the company met and even exceeded our expectations -- and the stock appreciated more than 100% in a relatively short time frame.

                           Another positive was our underweighting in the telecommunications sector, which was based on our expectation that the sector's excess supply will continue to put pressure on pricing, despite evidence of an economic upturn. Simply stated, while stock price declines have led to more attractive valuations in the sector, we believe that the fundamentals have not yet shown signs of bottoming.

---------------

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           One of the Fund's challenges was in the energy sector. Despite selecting stocks which, on the whole, outperformed the benchmark's energy holdings, our overweighting in this sector kept us from investing more in better-performing sectors. Energy companies have underperformed due to a weaker economy and milder weather reducing the demand for energy. We have confidence in our weighting in this sector. However, prices have risen recently, and we expect this trend may grow more positively, given increased economic activity in the U.S. and disciplined supply management from OPEC.

                           In addition, the Fund's performance was moderately held back by the performance of our financial and consumer discretionary holdings, which, despite some strong performers, lagged the benchmark's holdings. Disappointments included FleetBoston Financial Corp., which was undermined by its exposure to Argentina and by weakness in its capital markets businesses. The company has recently refocused its energies, however, on its core banking businesses, and we think this move will improve the company's operating performance going forward.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           In the quarter ended March 31, 2002, value stock indices once again outperformed growth stock indices, as many investors largely expected an economic recovery in the U.S., thereby rotating into value-oriented cyclical companies -- a pattern that is typical at this time in the economic cycle. While many of the Fund's holdings have benefited from expectations of an economic recovery, we remain cautious in our outlook.

                           We believe that, while the U.S. economy will soon regain its momentum, the path to recovery may contain more bumps than investors expect. Consumer and corporate debt remain at high levels, and accounting worries and corporate bankruptcies continue to create uncertainty. While inventories are being replenished, true demand and profit growth remain unimpressive.

                           Our stock selection and positioning in sectors such as producer durables, transportation, technology, telecommunications, multi-industry manufacturing and consumer staples have benefited the Fund, enabling us to outperform the benchmark.

                           As we look ahead, any shift in the Fund's positioning will reflect our thoughts about what we are seeing at the company level. Our "bottom-up" investment process and focus on valuation have led us to become less enthusiastic about cyclically oriented sectors. We are currently finding value in other sectors of the market. As a result, shareholders may witness the Fund's sector and individual stock weightings shift moderately as we seek new areas of value. What will not shift, however, is our commitment to the disciplines of our investment process which include fundamental research, quantitative analysis and risk management. We remain confident that, over the long-term, these principles will enable us to continue to locate attractive investment opportunities for our shareholders.

NATIONS VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 2.9%  Diversified manufacturing
 3.0%  Paper and forest products
 3.1%  Specialty stores
 4.3%  Consumer credit and mortgages
 4.7%  Tobacco
 4.7%  Investment services
 4.9%  Insurance
 5.0%  Aerospace and defense
 9.6%  Integrated oil
12.1%  Commercial banking
45.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Exxon Mobil Corporation                 4.4%
                                                                            -------------------------------------------------
                                                                              2  Citigroup Inc.                          3.4%
                                                                            -------------------------------------------------
                                                                              3  US Bancorp                              3.3%
                                                                            -------------------------------------------------
                                                                              4  Philip Morris Companies Inc.            3.1%
                                                                            -------------------------------------------------
                                                                              5  Honeywell International Inc.            2.9%
                                                                            -------------------------------------------------
                                                                              6  Raytheon Company                        2.8%
                                                                            -------------------------------------------------
                                                                              7  Merrill Lynch & Company, Inc.           2.7%
                                                                            -------------------------------------------------
                                                                              8  Verizon Communications Inc.             2.5%
                                                                            -------------------------------------------------
                                                                              9  Comcast Corporation, Special Class A    2.4%
                                                                            -------------------------------------------------
                                                                             10  AMR Corporation                         2.3%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                              LIPPER LARGECAP VALUE                           RUSSELL 1000 VALUE
                                        NATIONS VALUE FUND        FUNDS AVERAGE             S&P 500                 INDEX
                                        ------------------    ---------------------         -------           ------------------
Mar. 31|1992                                  9425.00               10000.00                10000.00               10000.00
1993                                         10516.00               11453.00                11521.00               12313.00
1994                                         11348.00               11923.00                11689.00               12794.00
1995                                         12340.00               13261.00                13506.00               14235.00
1996                                         16092.00               17232.00                17837.00               19002.00
1997                                         18957.00               20217.00                21372.00               22436.00
1998                                         26202.00               28089.00                31622.00               33019.00
1999                                         27238.00               28923.00                37469.00               34683.00
2000                                         27111.00               30818.00                44188.00               36882.00
2001                                         26491.00               30833.00                34612.00               36982.00
Mar. 31|2002                                 27905.00               31262.00                34668.00               38602.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                              LIPPER LARGECAP VALUE                           RUSSELL 1000 VALUE
                                        NATIONS VALUE FUND        FUNDS AVERAGE             S&P 500                 INDEX
                                        ------------------    ---------------------         -------           ------------------
Mar. 31, 1992                                10000.00               10000.00                10000.00               10000.00
1993                                         11158.00               11453.00                11521.00               12313.00
1994                                         12040.00               11923.00                11689.00               12794.00
1995                                         13093.00               13261.00                13506.00               14235.00
1996                                         17074.00               17232.00                17837.00               19002.00
1997                                         20113.00               20217.00                21372.00               22436.00
1998                                         27800.00               28089.00                31622.00               33019.00
1999                                         28900.00               28923.00                37469.00               34683.00
2000                                         28765.00               30818.00                44188.00               36882.00
2001                                         28107.00               30833.00                34612.00               36982.00
Mar. 31, 2002                                29607.00               31262.00                34668.00               38602.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/92 through
      3/31/02)              11.47%     10.81%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Value Fund over the last 10 years. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole, include reinvestment of dividends. Funds in the Lipper Large-Cap Value Funds Average invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's 500 Index. The Indices and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                            PRIMARY A          INVESTOR A              INVESTOR B               INVESTOR C
                                                           NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                              9/19/89             12/6/89                  6/7/93                   6/17/92
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            5.64%         5.33%      -0.76%       4.66%      -0.14%        4.58%       3.62%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       1.12%         0.81%      -1.16%       0.07%      -0.58%        0.09%       0.09%
5 YEARS                                       8.33%         8.04%       6.77%       7.24%       7.05%        7.35%       7.35%
10 YEARS                                     11.73%        11.47%      10.81%          --          --           --          --
SINCE INCEPTION                              11.71%        11.67%      11.14%      10.91%      10.91%       11.25%      11.25%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended March 31, 2001 and prior years compared the Fund's performance to the Standard & Poor's 500 Composite Stock Price Index. The Fund changed the index to which it compares its performance because the Russell 1000 Value Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003

                               NATIONS FUNDS TRUST
                      One Bank of America Plaza, 33rd Floor
                         Charlotte, North Carolina 28255
                                 1-800-653-9427


     (JULY 11, 2003 SPECIAL MEETING OF SHAREHOLDERS OF NATIONS FUNDS TRUST)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy/Prospectus dated the date hereof, for the Special Meeting of Shareholders of the Fund of the Trust to be held on July 11, 2003. Copies of the Proxy/Prospectus may be obtained at no charge by writing or calling the Trust at the address or telephone number set forth above. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.

 INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT OF ADDITIONAL INFORMATION

         Further information about the Primary A Shares, Investor A Shares, Investor B Shares, and Investor C Shares of the Fund and Acquiring Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Fund and Acquiring Fund dated August 1, 2002, as supplemented.

         The audited financial statements and related Report of Independent Accountants for the fiscal year ended March 31, 2002 for the Fund and Acquiring Fund and the unaudited financial statements for the fiscal period ended September 30, 2002 for the Fund and Acquiring Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

                                TABLE OF CONTENTS


General Information........................................................  3
Introductory Note to Pro Forma Financial Information.......................  4

                               GENERAL INFORMATION

         The Reorganization contemplates the transfer of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the same classes of the Acquiring Fund. The shares issued by the Acquiring Fund will have an aggregate dollar value equal to the aggregate dollar value of the shares of the Fund that are outstanding immediately before the closing of the Reorganization.

         Immediately after the Closing, the Fund will distribute the shares of the Acquiring Fund received in the Reorganization to its shareholders in liquidation of the Fund. Each shareholder owning shares of the Fund at the Closing will receive shares of the same class of the Acquiring Fund, and will receive any unpaid dividends or distributions that were declared before the Closing on the Fund shares. If the Reorganization Agreement is approved and consummated, the Fund will transfer all of its assets and liabilities, as of the Closing, and all outstanding shares of the Fund will be redeemed and canceled in exchange for shares of the Acquiring Fund.

         For further information about the transaction, see the Proxy/Prospectus.

              INTRODUCTORY NOTE TO PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Fund to the Acquiring Fund accounted for as if the transfer had occurred as of February 28, 2003. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended February 28, 2003 and based upon the proposed fee and expense structure of the Acquiring Fund. The pro forma combined statement of operations has been prepared by adding the statement of operations at February 28, 2003 for the Fund to the statement of operations for the Acquiring Fund and making adjustments for changes in the expense structure of the combined fund.

         The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Fund and the Acquiring Fund included or incorporated herein by reference in this Statement of Additional Information.

                 NATIONS CLASSIC VALUE FUND / NATIONS VALUE FUND
             PRO FORMA COMBINING SCHEDULE OF INVESTMENTS (UNAUDITED)
                                FEBRUARY 28, 2003


                                                                                                               Nations
                                                                                                                Value
                                                                                       Nations                  Fund
   Nations                                                                             Classic     Nations      (New)
   Classic      Nations                                                                 Value       Value    Combined Pro
    Value        Value      Combined Pro                                                Fund        Fund        Forma
    Fund         Fund        Forma                                                      Value       Value       Value
   Shares       Shares      Shares                        Description                   (000)       (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS - 96.4%
                                      AEROSPACE AND DEFENSE - 2.9%
   206,790             -     206,790      Boeing Company                                $ 5,699         $ -     $ 5,699
       -          49,800      49,800      Lockheed Martin Corporation                         -       2,277       2,277
       -          33,600      33,600      Northrop Grumman Corporation                        -       2,913       2,913
       -         178,900     178,900      Raytheon Company                                    -       4,845       4,845
       -         141,741     141,741      United Technologies Corporation                     -       8,303       8,303
                                                                                     ------------------------------------
                                                                                           5,699      18,338      24,037
                                                                                     ------------------------------------

                                      AIRLINES - 0.3%
     317,000           -     317,000      AMR Corporation*                                  742           -         742
     226,700           -     226,700      Delta Air Lines, Inc.                           1,904           -       1,904
                                                                                     ------------------------------------
                                                                                           2,646                   2,646
                                                                                     ------------------------------------

                                      AUTOMOTIVE - 1.9%
      478,200     510,800     989,000      Ford Motor Company                              3,979       4,250       8,229
      157,700           -     157,700      General Motors Corporation                      5,325           -       5,325
      484,500           -     484,500      Goodyear Tire & Rubber Company*                 1,938           -       1,938
                                                                                     ------------------------------------
                                                                                          11,242       4,250      15,492
                                                                                     ------------------------------------

                                      BEVERAGES - 1.5%
            -      18,057      18,057      Brown-Forman Corporation, Class B                   -       1,256       1,256
            -     157,251     157,251      Diageo plc, ADR                                     -       6,186       6,186
            -     135,474     135,474      PepsiCo, Inc.                                       -       5,191       5,191
                                                                                     ------------------------------------
                                                                                               -      12,633      12,633
                                                                                     ------------------------------------

                                      BROADCASTING AND CABLE - 2.5%
            -     151,300     151,300      Clear Channel Communications, Inc+                  -       5,524       5,524
            -     353,315     353,315      Comcast Corporation, Class A+                       -       9,924       9,924
            -     292,300     292,300      The Walt Disney Company                             -       4,987       4,987
                                                                                     ------------------------------------
                                                                                               -      20,435      20,435
                                                                                     ------------------------------------

                                      CHEMICALS - BASIC - 1.0%
            -     124,400     124,400      PPG Industries, Inc.                                -       5,772       5,772
            -      49,300      49,300      Praxair, Inc.                                       -       2,606       2,606
                                                                                     ------------------------------------
                                                                                               -       8,378       8,378
                                                                                     ------------------------------------

                                      CHEMICALS - SPECIALTY - 0.6%
      251,800           -     251,800      Great Lakes Chemical Corporation*               5,310           -       5,310
                                                                                     ------------------------------------

                                      COMMERCIAL BANKING - 11.3%
            -     198,185     198,185      Charter One Financial, Inc.                         -       5,730       5,730
            -     665,824     665,824      Citigroup Inc.                                      -      22,198      22,198
                  186,500     186,500      Comerica Inc.                                       -       7,643       7,643
      311,850     522,642     834,492      FleetBoston Financial Corporation               7,659      12,836      20,495
      275,300           -     275,300      J.P. Morgan Chase & Company                     6,244           -       6,244
            -     278,839     278,839      US Bancorp                                          -       5,833       5,833
            -     440,400     440,400      Wachovia Corporation                                -      15,625      15,625
            -     225,600     225,600      Wells Fargo & Company                               -      10,231      10,231
                                                                                     ------------------------------------
                                                                                          13,903      80,096      93,999
                                                                                     ------------------------------------

                                      COMMERCIAL SERVICES - 1.6%
    1,125,000           -   1,125,000      Solectron Corporation*                          3,544           -       3,544
      290,000     188,000     478,000      Waste Management, Inc.                          5,771       3,741       9,512
                                                                                     ------------------------------------
                                                                                           9,315       3,741      13,056
                                                                                     ------------------------------------

                                      COMPUTER SERVICES - 1.0%
      527,570           -     527,570      Electronic Data Systems Corporation*            8,214           -       8,214
                                                                                     ------------------------------------

                                      COMPUTERS AND OFFICE EQUIPMENT - 5.0%
      407,080           -     407,080      Hewlett-Packard Company                         6,452           -       6,452
            -     120,110     120,110      International Business Machines Corporation         -       9,363       9,363
      202,110           -     202,110      NCR Corporation*                                3,931           -       3,931
      910,600           -     910,600      Unisys Corporation*                             8,432           -       8,432
    1,475,900           -   1,475,900      Xerox Corporation*                             13,284           -      13,284
                                                                                     ------------------------------------
                                                                                          32,099       9,363      41,462
                                                                                     ------------------------------------

                                      CONSUMER CREDIT AND MORTGAGES - 2.2%
            -     254,773     254,773      American Express Company                            -       8,556       8,556
            -     114,508     114,508      Freddie Mac                                         -       6,258       6,258
            -     116,200     116,200      Household International, Inc.                       -       3,245       3,245
                                                                                     ------------------------------------
                                                                                               -      18,059      18,059
                                                                                     ------------------------------------

                 NATIONS CLASSIC VALUE FUND / NATIONS VALUE FUND
       PRO FORMA COMBINING SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                FEBRUARY 28, 2003


                                                                                                               Nations
                                                                                                                Value
                                                                                       Nations                  Fund
   Nations                                                                             Classic     Nations      (New)
   Classic      Nations                                                                 Value       Value    Combined Pro
    Value        Value      Combined Pro                                                Fund        Fund        Forma
    Fund         Fund        Forma                                                      Value       Value       Value
   Shares       Shares      Shares                        Description                   (000)       (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS - (CONTINUED)
                                      DIVERSIFIED MANUFACTURING - 1.2%
            -     425,384     425,384      Honeywell International Inc.                $       -     $ 9,737     $ 9,737
                                                                                     ------------------------------------

                                      ELECTRIC POWER - NON NUCLEAR - 2.2%
            -     163,400     163,400      Consolidated Edison, Inc.                           -       6,373       6,373
      458,500           -     458,500      Edison International*                           5,667           -       5,667
      485,200           -     485,200      PG&E Corporation*                               6,186           -       6,186
                                                                                     ------------------------------------
                                                                                          11,853       6,373      18,226
                                                                                     ------------------------------------

                                      ELECTRIC POWER - NUCLEAR - 3.5%
            -     148,000     148,000      American Electric Power Company, Inc.               -       3,223       3,223
            -     198,714     198,714      Dominion Resources, Inc.                            -      10,711      10,711
      360,610           -     360,610      Duke Energy Corporation                         4,872           -       4,872
       98,340           -      98,340      Exelon Corporation                              4,833           -       4,833
      188,800           -     188,800      FirstEnergy Corporation                         5,570           -       5,570
                                                                                     ------------------------------------
                                                                                          15,275      13,934      29,209
                                                                                     ------------------------------------

                                      ELECTRICAL EQUIPMENT - 0.5%
            -   2,484,907   2,484,907      Agere Systems Inc., Class A+                        -       4,001       4,001
                                                                                     ------------------------------------

                                      EXPLORATION AND PRODUCTION - 0.8%
            -     136,342     136,342      Anadarko Petroleum Corporation                      -       6,283       6,283
                                                                                     ------------------------------------

                                      FINANCE - MISCELLANEOUS - 1.1%
      539,000           -     539,000      CIT Group Inc.*                                 9,255           -       9,255
                                                                                     ------------------------------------

                                      FOOD AND DRUG STORES - 2.5%
      215,600           -     215,600      Albertson's, Inc.*                              4,060           -       4,060
      467,090           -     467,090      Safeway Inc.*                                   9,290           -       9,290
      561,800           -     561,800      The Kroger Company*                             7,427           -       7,427
                                                                                     ------------------------------------
                                                                                          20,777           -      20,777
                                                                                     ------------------------------------

                                      FOOD PRODUCTS - 1.7%
      738,365           -     738,365      Archer-Daniels-Midland Company*                 8,048           -       8,048
            -     211,100     211,100      Kellogg Company                                     -       6,242       6,242
                                                                                     ------------------------------------
                                                                                           8,048       6,242      14,290
                                                                                     ------------------------------------

                                      HOUSEHOLD PRODUCTS - 1.4%
      271,200           -     271,200      American Greetings Corporation, Class A*        3,558           -       3,558
            -     196,604     196,604      The Estee Lauder Companies Inc., Class A            -       5,515       5,515
      199,200           -     199,200      Tupperware Corporation*                         2,484           -       2,484
                                                                                     ------------------------------------
                                                                                           6,042       5,515      11,557
                                                                                     ------------------------------------

                                      INSURANCE - 5.4%
            -     260,700     260,700      ACE Ltd.                                            -       7,224       7,224
       72,200     164,013     236,213      American International Group, Inc.*             5,653       8,084      13,737
      187,700           -     187,700      Loews Corporation*                              8,204           -       8,204
            -     165,771     165,771      Prudential Financial, Inc.                          -       4,978       4,978
      311,300           -     311,300      The Phoenix Companies, Inc.*                    2,422           -       2,422
            -     512,005     512,005      Travelers Property Casualty Corporation, Class A+   -       8,013       8,013
            -      21,172      21,172      Travelers Property Casualty Corporation, Class B+   -         337         337
                                                                                     ------------------------------------
                                                                                          16,279      28,636      44,915
                                                                                     ------------------------------------

                                      INTEGRATED OIL - 5.4%
            -     115,938     115,938      ChevronTexaco Corporation                           -       7,440       7,440
            -     625,277     625,277      Exxon Mobil Corporation                             -      21,271      21,271
      350,200           -     350,200      Marathon Oil Corporation*                       8,086           -       8,086
            -     276,071     276,071      Occidental Petroleum Corporation                    -       8,255       8,255
                                                                                     ------------------------------------
                                                                                           8,086      36,966      45,052
                                                                                     ------------------------------------

                                      INVESTMENT SERVICES - 2.0%
            -      39,500      39,500      Goldman Sachs Group, Inc.                           -       2,743       2,743
            -       1,425       1,425      Lehman Brothers Holdings Inc.                       -          79          79
            -     210,843     210,843      Merrill Lynch & Company, Inc.                       -       7,185       7,185
            -     180,264     180,264      Morgan Stanley                                      -       6,643       6,643
                                                                                     ------------------------------------
                                                                                               -      16,650      16,650
                                                                                     ------------------------------------

                 NATIONS CLASSIC VALUE FUND / NATIONS VALUE FUND
       PRO FORMA COMBINING SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                FEBRUARY 28, 2003


                                                                                                               Nations
                                                                                                                Value
                                                                                       Nations                  Fund
   Nations                                                                             Classic     Nations      (New)
   Classic      Nations                                                                 Value       Value    Combined Pro
    Value        Value      Combined Pro                                                Fund        Fund        Forma
    Fund         Fund        Forma                                                      Value       Value       Value
   Shares       Shares      Shares                        Description                   (000)       (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS - (CONTINUED)
                                      LODGING AND RECREATION - 2.0%
            -     271,349     271,349      Carnival Corporation-Class A                      $ -     $ 6,233     $ 6,233
      432,100           -     432,100      Hasbro, Inc.*                                   5,233           -       5,233
            -     230,600     230,600      Starwood Hotels & Resorts Worldwide, Inc.           -       5,214       5,214
                                                                                     ------------------------------------
                                                                                           5,233      11,447      16,680
                                                                                     ------------------------------------

                                      MEDICAL DEVICES AND SUPPLIES - 0.7%
            -     156,000     156,000      Abbott Laboratories                                 -       5,557       5,557
                                                                                     ------------------------------------

                                      METALS AND MINING - 0.7%
            -     154,400     154,400      Phelps Dodge Corporation+                           -       5,552       5,552
                                                                                     ------------------------------------

                                      NATURAL GAS DISTRIBUTION - 0.4%
      756,000           -     756,000      El Paso Corporation*                            3,674           -       3,674
                                                                                     ------------------------------------

                                      NETWORKING AND TELECOMMUNICATIONS EQUIPMENT - 1.9%
    2,039,488           -   2,039,488      Avaya Inc.*                                     4,466           -       4,466
    4,821,000               4,821,000      Lucent Technologies Inc.                        7,907           -       7,907
            -     249,800     249,800      Nokia Corporation, ADR                              -       3,305       3,305
                                                                                     ------------------------------------
                                                                                          12,373       3,305      15,678
                                                                                     ------------------------------------

                                      OIL REFINING AND MARKETING - 0.9%
            -     153,394     153,394      ConocoPhillips                                      -       7,777       7,777
                                                                                     ------------------------------------

                                      OILFIELD SERVICES - 2.0%
            -     303,100     303,100      ENSCO International Inc.                            -       8,481       8,481
            -     204,019     204,019      Nabors Industries, Ltd.+                            -       8,089       8,089
                                                                                     ------------------------------------
                                                                                               -      16,570      16,570
                                                                                     ------------------------------------

                                      PAPER AND FOREST PRODUCTS - 2.1%
            -     255,120     255,120      Bowater Inc.                                        -       9,682       9,682
            -     229,573     229,573      International Paper Company                         -       8,042       8,042
                                                                                     ------------------------------------
                                                                                               -      17,724      17,724
                                                                                     ------------------------------------

                                      PHARMACEUTICALS - 3.0%
      364,100     154,000     518,100      Bristol-Myers Squibb Company*                   8,483       3,588      12,071
            -     135,500     135,500      Pharmacia Corporation                               -       5,599       5,599
      394,500           -     394,500      Schering-Plough Corporation*                    7,109           -       7,109
                                                                                     ------------------------------------
                                                                                          15,592       9,187      24,779
                                                                                     ------------------------------------

                                      PROFESSIONAL SERVICES - 0.5%
    1,472,000           -   1,472,000      Service Corporation International*              4,519           -       4,519
                                                                                     ------------------------------------

                                      RAILROADS, TRUCKING AND SHIPPING - 1.6%
            -     252,005     252,005      CSX Corporation                                     -       6,769       6,769
            -     125,251     125,251      Union Pacific Corporation                           -       6,912       6,912
                                                                                     ------------------------------------
                                                                                               -      13,681      13,681
                                                                                     ------------------------------------

                                      REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.0%
            -     162,900     162,900      Boston Properties, Inc.                             -       6,060       6,060
            -     314,795     314,795      Equity Office Properties Trust                      -       7,722       7,722
            -     107,900     107,900      ProLogis Trust                                      -       2,674       2,674
                                                                                     ------------------------------------
                                                                                               -      16,456      16,456
                                                                                     ------------------------------------

                                      RESTAURANTS - 1.4%
      523,625     324,139     847,764      McDonald's Corporation                          7,127       4,412      11,539
                                                                                     ------------------------------------

                                      RETAIL - SPECIALTY - 0.6%
      195,800           -     195,800      Sherwin-Williams Company                        5,228           -       5,228
                                                                                     ------------------------------------

                                      SEMICONDUCTORS - 2.6%
            -     415,200     415,200      Agilent Technologies, Inc.+                         -       5,481       5,481
            -     150,700     150,700      KLA-Tencor Corporation+                             -       5,388       5,388
      677,340           -     677,340      Micron Technology, Inc.                         5,412           -       5,412
            -     479,943     479,943      Teradyne, Inc.+                                     -       5,562       5,562
                                                                                     ------------------------------------
                                                                                           5,412      16,431      21,843
                                                                                     ------------------------------------

                                      SOFTWARE - 0.7%
            -     515,900     515,900      Cadence Design Systems, Inc.+                       -       5,463       5,463
                                                                                     ------------------------------------

                 NATIONS CLASSIC VALUE FUND / NATIONS VALUE FUND
       PRO FORMA COMBINING SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                FEBRUARY 28, 2003


                                                                                                               Nations
                                                                                                                Value
                                                                                       Nations                  Fund
   Nations                                                                             Classic     Nations      (New)
   Classic      Nations                                                                 Value       Value    Combined Pro
    Value        Value      Combined Pro                                                Fund        Fund        Forma
    Fund         Fund        Forma                                                      Value       Value       Value
   Shares       Shares      Shares                        Description                   (000)       (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS - (CONTINUED)
                                      SPECIALTY STORES - 1.5%
            -     186,355     186,355      Gap, Inc.                                         $ -     $ 2,430     $ 2,430
            -     415,500     415,500      Limited Brands                                      -       4,936       4,936
      623,990           -     623,990      Toys R Us, Inc.                                 5,042           -       5,042
                                                                                     ------------------------------------
                                                                                           5,042       7,366      12,408
                                                                                     ------------------------------------

                                      STEEL - 0.9%
            -      63,400      63,400      Nucor Corporation                                   -       2,637       2,637
      447,300           -     447,300      United States Steel Corporation                 5,198           -       5,198
                                                                                     ------------------------------------
                                                                                           5,198       2,637       7,835
                                                                                     ------------------------------------

                                      TELECOMMUNICATIONS SERVICES - 8.6%
      492,000     317,400     809,400      BellSouth Corporation                          10,661       6,878      17,539
      657,000     599,200   1,256,200      Motorola, Inc.                                  5,532       5,045      10,577
      506,100     230,769     736,869      SBC Communications Inc.                        10,527       4,800      15,327
      780,500           -     780,500      Sprint Corporation (FON Group)*                 9,912           -       9,912
      287,100     247,398     534,498      Verizon Communications Inc.                     9,928       8,555      18,483
                                                                                     ------------------------------------
                                                                                          46,560      25,278      71,838
                                                                                     ------------------------------------

                                      TOBACCO - 3.1%
      196,400     258,548     454,948      Altria Group, Inc.                              7,590       9,993      17,583
       72,100           -      72,100      R.J. Reynolds Tobacco Holdings, Inc.*           2,878           -       2,878
      178,000           -     178,000      UST Inc.                                        5,132           -       5,132
                                                                                     ------------------------------------
                                                                                          15,600       9,993      25,593
                                                                                     ------------------------------------

                                      TOTAL COMMON STOCKS
                                         (COST $457,277 AND $547,689, RESPECTIVELY)      315,601     488,466     804,067
                                                                                     ------------------------------------

  PRINCIPAL    PRINCIPAL   PRINCIPAL
    AMOUNT       AMOUNT      AMOUNT
    (000)        (000)       (000)
--------------------------------------
                                      CONVERTIBLE BONDS AND NOTES - 0.3%
                                         (COST $0 AND $2,326, RESPECTIVELY)
                                      SPECIALTY STORES - 0.3%
          $ -     $ 2,326     $ 2,326      Gap, Inc.,
                                           5.750% 03/15/09                                     -       2,698       2,698
                                                                                     ------------------------------------

    SHARES       SHARES      SHARES
    (000)        (000)       (000)
--------------------------------------
                                      INVESTMENT COMPANIES - 3.1%
                                         (COST $5,345 AND $20,399, RESPECTIVELY)
        5,345      20,399      25,744      Nations Cash Reserves, Capital Class Shares#    5,345      20,399      25,744
                                                                                     ------------------------------------
                                                                                           5,345      20,399      25,744
                                                                                     ------------------------------------

                                      TOTAL INVESTMENTS - 99.8%
                                         (COST $462,622 AND $570,414, RESPECTIVELY)    $ 320,946   $ 511,563   $ 832,509
                                                                                     ------------------------------------


--------------
 + Non-income producing security.
 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. *It is expected that these securities will be sold in connection with the reorganization of Nations Classic Value Fund into Nations Value Fund.

                   SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS
                 NATIONS CLASSIC VALUE FUND / NATIONS VALUE FUND
             Pro Forma Combining Statement of Operations (unaudited)
                  Twelve Month Period Ending February 28, 2003

                                                                                                               Nations
                                                                                                                Value
                                                                                                                 Fund
                                                      Nations           Nations                                  (new)
                                                   Classic Value        Value       Adjustments to             Proforma
                                                       Fund             Fund          Pro Forma                Combined
                                                    (in 000's)       (in 000's)      (in 000's)               (in 000's)
                                              --------------------------------------------------        -----------------
INVESTMENT INCOME:
Interest                                                   $ -             $132             $ -                     $132
Dividends (net of foreign withholding taxes of $0
and $33, respectively)                                   8,453           12,670               -                   21,123
Dividend income from affiliated funds                      179              281               -                      460
Securities lending                                          69               82               -                      151
                                              --------------------------------------------------        -----------------
Total Investment Income                                  8,701           13,165               -                   21,866
                                              --------------------------------------------------        -----------------

Expenses:
Investment advisory fee                                  2,431            3,662               -                    6,093
Administration fee                                         860            1,296               -                    2,156
Transfer agent fee                                         147              193               -                      340
Custodian fees                                              24               38               -                       62
Legal and audit fees                                        83              109             (83)(a)                  109
Registration and filing fees                                48               58             (48)(a)                   58
Trustees' fees and expenses                                 16               13             (16)(a)                   13
Printing expense                                            70               82             (35)(a)                  117
Other                                                       18               21             (18)(a)                   21
                                              --------------------------------------------------        -----------------
Subtotal                                                 3,697            5,472            (200)                   8,969
                                              --------------------------------------------------        -----------------

Shareholder servicing and distribution fees:
Investor A Shares                                           43              123               -                      166
Investor B Shares                                          347              578               -                      925
Investor C Shares                                          401               57               -                      458
                                              --------------------------------------------------        -----------------
Total expenses                                           4,488            6,230            (200)                  10,518
                                              --------------------------------------------------        -----------------

Fees waived by investment adviser, administrator
   and/or distributor                                        -                -               -                        -
Fees reduced by credits allowed by the custodian             -                -               -                        -
                                              --------------------------------------------------        -----------------
   Net Expenses                                          4,488            6,230            (200)                  10,518
                                              --------------------------------------------------        -----------------

NET INVESTMENT INCOME                                    4,213            6,935             200                   11,348
                                              --------------------------------------------------        -----------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments                  6,168          (34,542)                   -             (28,374)
Net change in unrealized appreciation/
(depreciation) of investments                         (150,753)        (117,149)              -                 (267,902)
                                              --------------------------------------------------        -----------------
Net realized and unrealized gain/(loss)
on investments                                        (144,585)        (151,691)              -                 (296,276)
                                              --------------------------------------------------        -----------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                      ($140,372)       ($144,756)           $200                ($284,928)
                                              ==================================================        =================

LEGEND:
(A) ADJUSTMENT REFLECTS EXPECTED SAVINGS WHEN THE TWO FUNDS BECOME ONE.



                   SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                 NATIONS CLASSIC VALUE FUND / NATIONS VALUE FUND
             Pro Forma Combining Statement of Net Assets (unaudited)
                                February 28, 2003

                                                                                                             Nations
                                                                                                              Value
                                                                                                               Fund
                                                   Nations          Nations                                   (new)
                                                Classic Value        Value       Adjustments to              Proforma
                                                    Fund             Fund          Pro Forma                Combined
                                                 (in 000's)       (in 000's)      (in 000's)               (in 000's)
                                              --------------------------------------------------        -----------------
TOTAL INVESTMENTS                                 $ 320,946        $ 511,563          $   -                   $ 832,509

OTHER ASSETS AND LIABILITIES:
Cash                                                  -                    1              -                           1
Receivable for investment securities sold            1,507             1,391              -                       2,898
Receivable for Fund shares sold                       -                  375              -                         375
Dividends receivable                                   952             1,580              -                       2,532
Interest receivable                                      4                79              -                          83
Collateral for securities loaned                       -                -                 -                           -
Payable for Fund shares redeemed                       -                (304)             -                        (304)
Investment advisory fee payable                       (165)             (254)             -                        (419)
Administration fee payable                             (59)              (90)             -                        (149)
Shareholder servicing and distribution                                                                                -
   fees payable                                        (53)              (43)             -                         (96)
Due to custodian                                       -                -                 -                           -
Payable for investment securities purchased         (1,476)           (1,734)             -                      (3,210)
Accrued Trustees' fees and expenses                    (11)             (108)             -                        (119)
Accrued expenses and other liabilities                 (76)             (215)             -                        (291)
                                              --------------------------------------------------        -----------------
Total Other Assets and Liabilities                     623               678              -                       1,301
                                              --------------------------------------------------        -----------------
NET ASSETS                                       $ 321,569         $ 512,241            $ -                   $ 833,810
                                              ==================================================        =================

NET ASSETS BY CLASS:
Primary A                                    $ 242,612,109      $ 425,137,712           $ -                  667,749,821
Investor A                                      15,672,330         44,059,507             -                   59,731,837
Investor B                                      28,113,535         38,339,209             -                   66,452,744
Investor C                                      35,170,809          4,704,932             -                   39,875,741
                                             --------------------------------------------------        -----------------
                                             $ 321,568,783      $ 512,241,360           $ -                $ 833,810,143
                                             --------------------------------------------------        -----------------

SHARES OUTSTANDING BY CLASS:
Primary A                                       32,095,996         49,817,305      (3,630,790)(a)             78,282,511
Investor A                                       2,075,435          5,174,208        (238,864)(a)              7,010,779
Investor B                                       3,739,148          4,623,973        (347,108)(a)              8,016,013
Investor C                                       4,679,760            567,902        (431,751)(a)              4,815,911
                                              --------------------------------------------------        -----------------
                                                42,590,339         60,183,388      (4,648,513)(a)             98,125,214
                                              --------------------------------------------------        -----------------

NET ASSET VALUE PER SHARE BY CLASS:
Primary A                                          $ 7.56              $ 8.53             $ -                    $ 8.53
Investor A                                         $ 7.55              $ 8.52             $ -                    $ 8.52
Investor B                                         $ 7.52              $ 8.29             $ -                    $ 8.29
Investor C                                         $ 7.52              $ 8.28             $ -                    $ 8.28


(a) Reflects the issuance of Nations Value Fund shares to holders of shares of Nations Classic Value Fund.


                   SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                           NATIONS CLASSIC VALUE FUND
                               NATIONS VALUE FUND
          NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)

1.  REORGANIZATIONS

On or about July 18, 2003, Nations LargeCap Value Fund will merge with Nations Value Fund in a separate reorganization. No material impact in fees or expenses to the Nations Value Fund (the "Acquiring Fund") is anticipated as a result of this reorganization.



2.  BASIS OF COMBINATION

Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. As of February 28, 2003, Funds Trust offered sixty-one separate portfolios. The unaudited Pro Forma Combining Statement of Net Assets assumes the exchange described in the next paragraph occurred as of February 28, 2003 and the unaudited Pro Forma Combining Statement of Operations for the year ended February 28, 2003 assumes the exchange occurred as of March 1, 2002. These statements have been derived from books and records utilized in calculating daily net asset value of each fund at February 28, 2003 and for the twelve month period then ended.

The pro forma statements give effect to the proposed agreement and plan of reorganization of Nations Classic Value Fund into Nations Value Fund (the "Acquiring Fund"). The Agreement provides for the transfer of the assets and stated liabilities of Nations Classic Value Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of the Acquiring Fund. The mergers are expected to be done on a tax-free basis whereby the Acquiring Fund will assume the market value and cost basis of the portfolio positions in the Nations Classic Value Fund and the results of operations of Nations Classic Value Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization, which are not considered to be material.

The Funds and their respective shareholders will bear the customary costs associated with the reorganization, including proxy solicitation, if any.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2.  PRO FORMA OPERATIONS

Pro forma operating expenses include the actual expenses of each fund and the combined fund, with certain expenses adjusted to reflect the expected expenses of the combined entity.

                               NATIONS FUNDS TRUST

                            ONE BANK OF AMERICA PLAZA
                                   33RD FLOOR
                               CHARLOTTE, NC 28255
                                 1-800-653-9427

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.

              Article VII of the Declaration of Trust filed as Exhibit 1 to the Registration Statement (defined below) is incorporated by reference. Indemnification of the Registrant's administrator, distributor, custodian and transfer agents is provided for, respectively, in the Registrant's:

         1. Administration Agreement with BACAP Distributors, LLC ("BACAP Distributors");

         2.       Sub-Administration Agreement with The Bank of New York
                  ("BNY");

         3.       Distribution Agreement with BACAP Distributors;

         4.       Custody Agreement with BNY;

         5.       Custody Agreement with Bank of America, N.A. ("Bank of
                  America")

         5.       Transfer Agency and Services Agreement with PFPC Inc.
                  ("PFFC"); and

         6. Sub-Transfer Agency and Services Agreement with PFFC and Bank of America

              The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust") Nations Fund, Inc. (the "Company"), Nations Reserves ("Reserves") and Nations Master Investment Trust ("Master Trust") dated February 14, 2000. The Trust, the Company, Reserves and/or Master Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any prospectuses, any preliminary prospectuses, the registration statements, any other prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Trust, the Company, Reserves and/or Master Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Trust, the Company, Reserves and/or Master Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust, the Company, Reserves and/or Master Trust by the Registrant expressly for use in the Offering Documents.

              Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

              The Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

              Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any act, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 16.      Exhibits.

              All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-89661; 811-9645).

EXHIBIT NUMBER             DESCRIPTION

(1) Amended and Restated Declaration of Trust last amended February 22, 2001, incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed on April 9, 2001.

(2)                        Not Applicable.

(3)                        Not Applicable.

(4)                        Agreement and Plan of Reorganization, filed herewith.

(5)                        Not Applicable.

(6)(a) Investment Advisory Agreement with Banc of America Capital Management, LLC ("BACAP") dated January 1, 2003, filed herewith.

(6)(b) BACAP Assumption Agreement on behalf of the LifeGoal Portfolios dated January 1, 2003, filed herewith.

(6)(c) Investment Advisory Agreement between BACAP and the Registrant on behalf of the Fixed Income Sector Portfolios dated January 1, 2003, filed herewith.

(6)(d) BACAP Assumption Agreement on behalf of the Fixed Income Sector Portfolios dated January 1, 2003, filed herewith.

(6)(e) Investment Sub-Advisory Agreement among BACAP, Brandes Investment Partners, L.P. and the Registrant dated January 1, 2003, filed herewith.

(6)(f) Investment Sub-Advisory Agreement among BACAP, Gartmore Global Partners and the registrant dated January 1, 2003, filed herewith.

(7) Distribution Agreement with BACAP Distributors dated January 1, 2003, filed herewith.

(8)                        Not Applicable.

(9)(a) Custody Agreement with BNY, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed September 10, 2002.

(9)(b) Custody Agreement with Bank of America, incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement, filed July 31, 2001.

(10)(a) Shareholder Servicing and Distribution Plan for Investor A Shares, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(10)(b) Distribution Plan for Investor B Shares, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed September 10, 2002.

(10)(c) Distribution Plan for Investor C Shares, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed September 10, 2002.

(10)(d) Distribution Plan relating to Daily Class Shares, Exhibit A amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(10)(e) Distribution Plan relating to Investor Class Shares, Exhibit A amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(10)(f) Distribution Plan relating to Liquidity Class Shares, Exhibit A amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(10)(g) Distribution Plan relating to Market Class Shares, Exhibit A amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(10)(h) Distribution Plan relating to Service Class Shares, Exhibit A amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(10)(i) Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed September 10, 2002.

(10)(j) Shareholder Administration Plan for Primary B Shares, incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement, filed July 31, 2001.

(11)                       Opinion and Consent of Counsel -- Morrison & Foerster
                           LLP, filed herewith.

(12)                       See Item 17(3) of this Part C.

(13)(a) Administration Agreement among Nations Funds Trust and BACAP Distributors, filed herewith.

(13)(b) Sub-Administration Agreement among Nations Funds Trust, BNY and BACAP Distributors, filed herewith.

(13)(c) Shareholder Servicing Plan for Investor B Shares, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed September 10, 2002.

(13)(d) Shareholder Servicing Plan for Investor C Shares, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed September 10, 2002.

(13)(e) Shareholder Servicing Plan relating to Adviser Class Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(13)(f) Shareholder Servicing Plan relating to Daily Class Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(13)(g) Shareholder Servicing Plan relating to Investor Class Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(13)(h) Shareholder Servicing Plan relating to Liquidity Class Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(13)(i) Shareholder Servicing Plan relating to Market Class Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(13)(j) Shareholder Servicing Plan relating to Service Class Shares, Schedule I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(13)(k) Shareholder Administration Plan relating to Investor B and Investor C Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(13)(l) Shareholder Administration Plan relating to Institutional Class Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(13)(m) Shareholder Administration Plan relating to Trust Class Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed July 31, 2002.

(13)(n) Transfer Agency and Services Agreement between PFPC (formerly First Data Investor Services Group, Inc.) and the Nations Funds family dated June 1, 1995, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed September 10, 2002.

(13)(o) Adoption Agreement and Amendment to Transfer Agency and Services Agreement dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, filed February 10, 2000.

(13)(p) Amendment to Transfer Agency and Services Agreement dated January 1, 1999, incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, filed February 10, 2000.

(13)(q) Sub-Transfer Agency Agreement between PFPC and Bank of America, dated September 11, 1995, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed September 10, 2002.

(13)(r) Amendment No. 1 to the Sub-Transfer Agency and Services Agreement dated January 3, 2000, incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement, filed December 27, 2000.

(13)(s) Amendment No. 2 to the Sub-Transfer Agency and Services Agreement dated December 1, 2000, incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement, filed December 27, 2000.

(13)(t) Amended and Restated Foreign Custody Manager Agreement between BNY and the Nations Funds family dated July 2, 2001, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed September 10, 2002.

(13)(u) Cross Indemnification Agreement among Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Master Investment Trust and the Registrant dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, filed February 10, 2000.

(14)                       Consent of Independent Accountants --
                           PricewaterhouseCoopers LLP, filed herewith.

(15)                       Not Applicable.

(16)                       Powers of Attorney, filed herewith.

(17)(a)                    Form of Proxy Ballot, filed herewith.

(17)(b) Prospectus for the Primary A, Investor A, Investor B and Investor C Shares of Nations Classic Value Fund and Nations Value Fund, dated August 1, 2002, is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, as filed on July 31, 2002.

(17)(c) Statement of Additional Information for the Primary A, Investor A, Investor B and Investor C Shares of Nations Classic Value Fund and Nations Value Fund, dated August 1, 2002, incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed July 31, 2002.

Item 17.      Undertakings.

              (1) Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

              (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

              (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 26th day of March, 2003.

                                 NATIONS FUNDS TRUST

                                 By: /s/ Robert H. Gordon
                                     --------------------
                                     Robert H. Gordon
                                     President (Principal Executive Officer)
                                     and Vice Chairman of the Board of Trustees

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on N-14 has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                                    TITLE                            DATE
          ----------                                    -----                            ----

                *                                     Chairman                      March 26, 2003
-----------------------------                 of the Board of Trustees
(A. Max Walker)

/s/ Edward D. Bedard                           Chief Financial Officer              March 26, 2003
-----------------------------                   (Principal Financial
Edward D. Bedard                               and Accounting Officer)

                *                                      Trustee                      March 26, 2003
-----------------------------
(Edmund L. Benson, III)

                *                                      Trustee                      March 26, 2003
-----------------------------
(William P. Carmichael)

/s/ Robert H. Gordon                                   Trustee                      March 26, 2003
-----------------------------
Robert H. Gordon

                *                                      Trustee                      March 26, 2003
-----------------------------
(William H. Grigg)

                *                                      Trustee                      March 26, 2003
-----------------------------
(Thomas F. Keller)

                *                                      Trustee                      March 26, 2003
-----------------------------
(Carl E. Mundy, Jr.)

                *                                      Trustee                      March 26, 2003
-----------------------------
(Cornelius J. Pings)

                *                                      Trustee                      March 26, 2003
-----------------------------
(Charles B. Walker)

                *                                      Trustee                      March 26, 2003
-----------------------------
(Thomas S. Word)

                *                                      Trustee                      March 26, 2003
-----------------------------
(James B. Sommers)


/s/ Steven G. Cravath
-----------------------------
Steven G. Cravath
*Attorney-in-Fact

                                  EXHIBIT INDEX

                               NATIONS FUNDS TRUST

                                  FILE NO. 333-



Exhibit No.                                                  Description
-----------                                                  -----------

(4)                        Agreement and Plan of Reorganization

(6)(a)                     Investment Advisory Agreement with BACAP

(6)(b) BACAP Assumption Agreement on behalf of the LifeGoal Portfolios dated June 8, 2001

(6)(c) Investment Advisory Agreement between BACAP and the Registrant on behalf of the Fixed Income Sector Portfolios

(6)(d)                     BACAP Assumption Agreement on behalf of the Fixed
                           Income Sector Portfolios

(6)(e) Investment Sub-Advisory Agreement among BACAP, Brandes Investment Partners, L.P.and the Registrant

(6)(f) Investment Sub-Advisory Agreement among BACAP, Gartmore Global Partners and the registrant

(7)                        Distribution Agreement with BACAP Distributors

(11)                       Opinion and Consent of Counsel -- Morrison & Foerster
                           LLP

(13)(a)                    Administration Agreement with BACAP Distributors

(13)(b)                    Sub-Administration Agreement with BNY and BACAP
                           Distributors

(14)                       Consent of Independent Accountants --
                           PricewaterhouseCoopers LLP

(16)                       Powers of Attorney

(17)(a)                    Form of Proxy Ballot